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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported): November 14, 2001

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-9264                                           31-0303330
(Commission File Number)                    (IRS Employer Identification Number)


  Two North Riverside Plaza, Suite 200
           Chicago, Illinois                                60606
(Address of Principal Executive Offices)                 (Zip Code)


                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

                  On November 14, 2001, American Classic Voyages Co. (the "Company") was notified by Nasdaq Listing Qualifications Staff that the Company's Common Stock and Trust Preferred Securities would be delisted from The Nasdaq Stock Market, effective November 22, 2001. The Nasdaq Listing Qualifications Staff indicated that these securities would be delisted due to the Company's previously disclosed October 19, 2001 filing under Chapter 11 of the U.S. Bankruptcy Code as well as the Company's failure to demonstrate sustained compliance with all requirements for continued listing on The Nasdaq Stock Market. The Company will not protest the delisting.

                  A copy of the press release dated November 20, 2001 announcing the delisting is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 7. Financial Statements and Exhibits.

                  Exhibit
                  Number            Exhibit
                  -------           -------

                   99.1 American Classic Voyages Co. Press Release, issued November 20, 2001

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN CLASSIC VOYAGES CO.



Date: November 20, 2001            By: /s/ Jordan B. Allen
                                      ------------------------------------------
                                   Jordan B. Allen, Executive Vice President
                                   and General Counsel


                                       3
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                                  Exhibit Index

                  Exhibit
                  Number            Exhibit
                  -------           -------

                    99.1 American Classic Voyages Co. Press Release, issued November 20, 2001